                                                               December 19, 1995

Dear Shareholder:

We are pleased to present you with the first annual report for the Eagle International Equity Portfolio. When we launched the Fund in May of this year, Eagle conducted an extensive search for the most capable and experienced managers in the industry. Our selection process led us to the investment management firm of Martin Currie, headquartered in Edinburgh, Scotland. Through Martin Currie's six diversified geographical investment teams, we have gained access to all major world markets, both established and emerging.

While the international markets have had somewhat lackluster performance during 1995, Martin Currie's research has indicated that opportunities for investment remain very attractive. For example, many major hurdles to global economic growth are currently being resolved, such as the banking and real estate-related crises that faced the Japanese marketplace in 1995. Furthermore, changes are occurring in many foreign companies that may allow them to increase efficiency and capitalize on the potential opportunities presented by emerging markets around the world. Combined with a variety of other satellite issues, we believe the stage is set for more dramatic growth in the international markets.

In the Market Commentary that follows, your investment subadvisor, Martin Currie, discusses the factors that materially affected your Fund's performance for the fiscal year ended October 31, 1995. We hope you will find Martin Currie's comments helpful in understanding how your Fund's investment portfolio is managed.

We sincerely appreciate your decision to invest in the Eagle International Equity Portfolio. At Eagle Asset Management, we are committed to providing our clients with the finest quality investment needs and superior service. We hope you will continue to look towards Eagle for your future investment needs.

Sincerely,

Stephen G. Hill                                  Richard K. Riess

Stephen G. Hill                                  Richard K. Riess
President                                        President
Eagle International Equity Portfolio             Eagle Asset Management, Inc.


                             A N N U A L R E P O R T

MARKET COMMENTARY from MARTIN CURRIE, INC.                     December 19, 1995
Eagle International Equity Portfolio

The Eagle International Equity Portfolio, in seeking its goal of capital appreciation, is constructed with the goal of outperforming the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The countries in which the Fund invests are selected for their ability to generate high real rates of economic growth, consistent with reasonable political and currency stability. Individual securities are selected following an extensive research process that is designed to screen out companies with weak financial structures and market positions, and with poor management; the ability to produce premium growth in earnings is paramount.

The twelve months through October 31, 1995 were difficult for most international stock markets and the returns did not match those of the United States equity market. The EAFE Index rose by only 0.2% total return, compared to a gain of 27.8% for the S&P 500 Composite Stock Price Index. Between May 1 (the inception date for the Eagle International Equity Portfolio) and October 31, the EAFE Index was down 1.6%. However, the Fund has appreciated by 4.0% over that same period.

The Japanese stock market, which accounts for 40% of the EAFE Index and for 32% of the Fund's investment portfolio as of October 31, 1995, has been in almost constant decline over the last five years, and reached its lowest point in July. Since then, it has had a significant recovery, although for the U.S. dollar investor some of that gain has been removed by the weakness of the yen. A recent change in policy by the Japanese authorities to counter deflationary pressures on the economy by loosening money supply and cutting interest rates, together with concerted action by Central Banks to lower the yen, should lead to a good recovery in economic activity in 1996 and a sharp rise in corporate earnings after four years of decline. However, we believe this recovery requires the return of the domestic institutional investor (who has been a steady net seller throughout 1995) for share prices to make significant progress. It probably will be necessary to remove some of the currency risk if returns in 1996 are to be maximized, and currently 50% of the Japanese holdings in the Fund are hedged. The objective of this hedging strategy is to attempt to neutralize the impact on the Portfolio's performance caused by currency fluctuations.

Other Asian markets (21% of the Portfolio as of October 31, 1995) suffered this year from an absence of international portfolio capital flows, despite continuing high economic and corporate earnings growth. Recent improvements in the local real estate market and in the Chinese economy have helped stock prices in Hong Kong; and the Taiwanese and Indian stock markets, which have performed particularly badly, are expected to recover in 1996, reflecting strong corporate earnings. If, as expected, the U.S. stock market runs out of steam, it is probable that funds will be diverted to Asia as the region of choice.

European stock markets (37% of the Portfolio as of October 31, 1995) have been supported for most of 1995 by strong local bond markets, although economic activity has not been particularly robust. We believe that inflation looks set to remain low, which should provide a solid backdrop for bonds and, in theory, for equities. However, there is a strong risk of earnings disappointments, particularly in Germany where companies have been affected by the strength of the Deutschemark. In addition, an excess of government privatization issues of shares, particularly in the telephone utilities sector, looms on the horizon and is likely to divert foreign portfolio capital away from secondary markets.

Finally, in Latin America (4% of the Portfolio as of October 31, 1995), the outlook is starting to improve after a very torrid twelve months. In 1996, we believe interest rates likely will be falling at the same time as economic growth rates are picking up. Governments throughout the region are committed to their programs of economic reform (particularly in Brazil), which should encourage international investors back after a prolonged absence following the Mexican currency crisis.

Although international markets did not provide the exciting returns this past year that investors have come to expect from foreign markets, economic growth overseas continues to rise and opportunities for investment are increasingly attractive. While investing in foreign securities does carry additional risks, we believe the investment strategies of the Eagle International Equity Portfolio are designed to provide maximum returns over the long term.

                             A N N U A L R E P O R T

--------------------------------------------------------------------------------

                         GROWTH OF A $10,000 INVESTMENT
          SINCE INCEPTION OF THE EAGLE INTERNATIONAL EQUITY PORTFOLIO
                                 ON MAY 1, 1995

                                                         MORGAN STANLEY
                                       HST EAGLE            CAPITAL
                                     INTERNATIONAL       INTERNATIONAL
      MEASUREMENT PERIOD            EQUITY PORTFOLIO         EAFE
    (FISCAL YEAR COVERED)               $10,395           INDEX $9,840
5/1/95**                                 10,000               10,000
5/31/95                                   9,975                9,881
6/30/95                                  10,040                9,707
7/31/95                                  10,575               10,312
8/31/95                                  10,330                9,919
9/30/95                                  10,495               10,112
10/31/95                                 10,395                9,840

--------------------------------------------------------------------------------

 * Average annual total returns for the Eagle International Equity Portfolio are calculated in conformance with Item 22 of Form N-1A.
** From Fund inception on 5/1/95.

                             A N N U A L R E P O R T

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1995

                                                                                                           MARKET
                                                                                                           VALUE
                                                                                                         ----------
REPURCHASE AGREEMENT--6.2%(A)
    Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 1995, @ 5.82%, to be repurchased at $620,100 on November 1, 1995, collateralized by $580,000 United States Treasury
    Notes, 7.25%, due August 15, 2004, (market value $639,119 including interest) (cost $620,000) .....  $  620,000
                                                                                                         ----------

        SHARES
        ------
COMMON STOCK--91.1%(A)
--------------------
  ARGENTINA--1.0%
  --------------
          8,700   Capex, SA.............................................................................     104,400
                                                                                                          ----------
  AUSTRALIA--2.1%
  --------------
         13,600   Broken Hill Proprietary Company, Ltd..................................................     184,193
         17,000   Qantas Airways, Ltd...................................................................      30,043
                                                                                                          ----------
                                                                                                             214,236
                                                                                                          ----------
  BRAZIL--1.8%
  -----------
          3,800   Usiminas, SA..........................................................................      36,328
          3,500   Telecomunicacoes Brasileiras, SA......................................................     140,438
                                                                                                          ----------
                                                                                                             176,766
                                                                                                          ----------
  FRANCE--5.8%
  ------------
          2,100   Peugeot, SA...........................................................................     273,553
          7,840   Schneider, SA.........................................................................     302,371
                                                                                                          ----------
                                                                                                             575,924
                                                                                                          ----------
  GERMANY--3.0%
  --------------
          7,200   VEBA, AG..............................................................................     295,601
                                                                                                          ----------
  HONG KONG--7.2%
  ----------------
         31,000   China Light & Power Company, Ltd......................................................     165,190
         18,800   HSBC Holdings.........................................................................     273,549
         50,000   Hutchison Whampoa, Ltd................................................................     275,489
                                                                                                          ----------
                                                                                                             714,228
                                                                                                          ----------
  INDIA--0.8%
  ----------
          8,032   Indian Opportunities Fund, Ltd........................................................      84,418
                                                                                                          ----------
  ITALY--1.9%
  ----------
         31,950   La Rinascente.........................................................................     189,415
                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                             A N N U A L R E P O R T

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1995
                                  (CONTINUED)

        SHARES                                                                                              MARKET
        ------                                                                                              VALUE
                                                                                                          ----------
  JAPAN--29.4%
  ------------
         15,000   Canon, Incorporated...................................................................  $  256,611
         22,000   Hitachi Metals, Ltd...................................................................     270,981
         33,000   Asahi Chemicals Industry Company, Ltd.................................................     231,624
             31   DDI Corporation.......................................................................     251,224
         39,000   Itochu Corporation....................................................................     231,038
          5,000   Ito-Yokado Company, Ltd...............................................................     273,229
         29,000   Kamigumi Company, Ltd.................................................................     262,232
          3,000   Kyocera Corporation...................................................................     245,760
         14,000   Mitsubishi Heavy Industries, Ltd......................................................     107,982
         27,000   Nippon Express Company, Ltd...........................................................     219,072
          1,000   Rohm Company, Ltd.....................................................................      60,707
         11,000   Shin-Etsu Chemical Company, Ltd.......................................................     224,742
          1,000   Sony Corporation......................................................................      44,968
         18,000   Sumitomo Forestry Company, Ltd........................................................     253,385
                                                                                                          ----------
                                                                                                           2,933,555
                                                                                                          ----------
  MALAYSIA--4.7%
  -------------
          9,000   AMMB Holdings BHD.....................................................................     111,570
         14,000   Edaran Otomobil Nasional BHD..........................................................     110,193
         14,000   Genting BHD...........................................................................     120,661
         20,000   United Engineers BHD..................................................................     124,360
                                                                                                          ----------
                                                                                                             466,784
                                                                                                          ----------
  MEXICO--0.7%
  ------------
         15,000   Grupo Industrial San Luis, SA.........................................................      70,526
                                                                                                          ----------
  NETHERLANDS--3.3%
  -----------------
          3,600   Wolters Kluwer CVA....................................................................     327,646
                                                                                                          ----------
  SINGAPORE--3.6%
  --------------
         12,000   Development Bank of Singapore, Ltd. (Alien Market)....................................     137,580
         14,000   Jardine Matheson & Company, Ltd.......................................................      85,400
          9,000   Singapore Press Holdings, Ltd. (Alien Market).........................................     140,764
                                                                                                          ----------
                                                                                                             363,744
                                                                                                          ----------
  SOUTH AFRICA--0.5%
  -----------------
          1,600   South African Breweries, Ltd..........................................................      52,532
                                                                                                          ----------
  SPAIN--1.9%
  -----------
          4,345   Banco de Santander, SA................................................................     189,385
                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                             A N N U A L R E P O R T

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1995
                                  (CONTINUED)

        SHARES                                                                                              MARKET
        ------                                                                                              VALUE
                                                                                                          ----------
  SWEDEN--1.7%
  -------------
          4,000   Electrolux, AB........................................................................  $  171,069
                                                                                                          ----------
  SWITZERLAND--3.2%
  ----------------
            300   Nestle, SA............................................................................     314,454
                                                                                                          ----------
  TAIWAN--1.6%
  ------------
          1,000   Taipei Fund, IDR......................................................................      74,060
         10,800   Taiwan Opportunities Fund, Ltd........................................................      85,752
                                                                                                          ----------
                                                                                                             159,812
                                                                                                          ----------
  THAILAND--1.6%
  -------------
         40,000   Thai Military Bank, PCL (Alien Market)................................................     157,361
                                                                                                          ----------
  UNITED KINGDOM--15.3%
  ---------------------
         33,500   Argyll Group, PLC.....................................................................     170,281
         46,000   BTR, PLC..............................................................................      53,818
         25,000   British Airways, PLC..................................................................     179,842
         11,000   East Midlands Electricity, PLC........................................................     151,043
         15,500   Glaxo Wellcome, PLC...................................................................     209,036
         16,200   Granada Group, PLC....................................................................     173,398
         71,000   Ladbroke Group, Ltd, PLC..............................................................     186,340
          2,000   TSB Group, PLC........................................................................      11,794
         10,000   Unilever, PLC.........................................................................     194,308
         31,000   Wolseley, PLC.........................................................................     192,126
                                                                                                          ----------
                                                                                                           1,521,986
                                                                                                          ----------
                  Total Common Stocks (cost $9,077,759).................................................   9,083,842
                                                                                                          ----------

        PRINCIPAL
        --------
  BONDS--2.0%(A)
  -------------
  JAPAN--2.0%
  -------------
       $ 90,000   Bank of Tokyo, Ltd, 3.375%, due 3/31/2004, (c)........................................      97,538
        110,000   Mitsubishi Bank, Ltd, 3.5%, due 3/31/2004, (c)........................................     102,850
                                                                                                          ----------
                  Total Bonds (cost $244,384)...........................................................     200,388
                                                                                                          ----------
TOTAL INVESTMENT PORTFOLIO (cost $9,942,143)(b), 99.3%(a)...............................................   9,904,230
OTHER ASSETS AND LIABILITIES, NET, 0.7%(a)..............................................................      66,329
                                                                                                          ----------
NET ASSETS, 100.0%......................................................................................  $9,970,559
                                                                                                          ==========

(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is the same. Market value includes net unrealized depreciation of $37,913, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $315,240 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $353,153.
(c) Convertible security.
IDR -- International Depository Receipt (one IDR equals 1,000 shares).

    The accompanying notes are an integral part of the financial statements.

                             A N N U A L R E P O R T

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1995
                                  (CONTINUED)

                                                                                               MARKET       % OF NET
                                 INDUSTRY DIVERSIFICATION                                      VALUE         ASSETS
                                 ------------------------                                    ----------     --------
Common Stocks
    Airlines...............................................................................  $  179,842        1.80%
    Automotive.............................................................................     383,746        3.85
    Banks..................................................................................     881,240        8.84
    Basic Industries.......................................................................     184,193        1.85
    Broadcasting...........................................................................     173,398        1.74
    Building Materials.....................................................................     192,126        1.93
    Capital Goods..........................................................................     800,887        8.03
    Casinos................................................................................     120,661        1.21
    Chemicals..............................................................................     456,366        4.58
    Construction...........................................................................     377,745        3.79
    Consumer Goods.........................................................................     223,601        2.24
    Diversified Holding....................................................................     275,489        2.76
    Electronics............................................................................     608,045        6.10
    Fabricated Metal.......................................................................     270,981        2.72
    Finance................................................................................     244,230        2.45
    Food...................................................................................     679,043        6.81
    Industrial.............................................................................     161,800        1.62
    Lodging................................................................................     186,340        1.87
    Overseas Trading.......................................................................     316,438        3.17
    Pharmaceuticals........................................................................     209,036        2.10
    Publishing.............................................................................     468,410        4.70
    Retailers..............................................................................     462,644        4.64
    Transportation.........................................................................     511,347        5.13
    Utilities..............................................................................     716,235        7.18
Bonds......................................................................................     200,388        2.01
Repurchase Agreement.......................................................................     620,000        6.22
                                                                                             ----------     -------
Total Investments..........................................................................   9,904,230       99.33
Other Assets and Liabilities, net..........................................................      66,329        0.67
                                                                                             ----------     -------
Net Assets.................................................................................  $9,970,559      100.00%
                                                                                             ==========     =======

    The accompanying notes are an integral part of the financial statements.

                             A N N U A L R E P O R T

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1995

Assets
Investments, at market value (identified cost $9,322,143) (Note 1)........................               $ 9,284,230
Repurchase agreement (identified cost $620,000) (Note 1)..................................                   620,000
Cash......................................................................................                       302
Receivables:
  Foreign currency........................................................................                    50,651
  Fund shares sold........................................................................                   248,613
  Dividends and interest..................................................................                    15,625
  From Manager............................................................................                    16,811
  Foreign taxes recoverable...............................................................                     1,846
Deferred organizational expenses (Note 1).................................................                    46,800
Deferred state registration expenses (Note 1).............................................                     9,175
Prepaid insurance.........................................................................                     1,036
                                                                                                         -----------
        Total assets......................................................................                10,295,089
Liabilities
Payables (Note 4):
  Investments purchased...................................................................  $137,734
  Foreign currency purchased..............................................................    50,651
  Accrued distribution fee................................................................    32,303
  Other accrued expenses..................................................................    48,098
  Foreign taxes withheld..................................................................     1,931
  Foreign currency sold short, at value (proceeds $53,813)................................    53,813
                                                                                            --------
        Total liabilities.................................................................                   324,530
                                                                                                         -----------
Net assets, at market value...............................................................               $ 9,970,559
                                                                                                         ===========
Net Assets
Net assets consist of:
  Net unrealized gain on foreign currency related transactions............................                       194
  Net unrealized depreciation on investments..............................................                   (37,913)
  Accumulated net realized gain (Note 1)..................................................                   242,845
  Accumulated net realized gain on foreign currency transactions..........................                     1,440
  Paid-in capital.........................................................................                 9,763,993
                                                                                                         -----------
Net assets, at market value...............................................................               $ 9,970,559
                                                                                                         ===========
Net asset value, redemption and offering price per share ($9,970,559 divided by 479,563
  shares of beneficial interest outstanding, no par value) (Note 2).......................                    $20.79

    The accompanying notes are an integral part of the financial statements.

                             A N N U A L R E P O R T

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
  FOR THE PERIOD MAY 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1995

Investment Income
Income:
  Dividends (net of $7,068 foreign withholding taxes)........................................               $ 46,873
  Interest (net of $26 foreign withholding taxes)............................................                 26,429
                                                                                                            --------
        Total income.........................................................................                 73,302
Expenses (Notes 1 and 4):
  Management fee.............................................................................  $ 32,303
  Distribution fee...........................................................................    32,303
  Amortization of state registration expenses................................................    27,235
  Custodian/Fund accounting fees.............................................................    20,908
  Professional fees..........................................................................    29,679
  Shareholder servicing fees.................................................................     1,016
  Reports to shareholders....................................................................     7,500
  Amortization of organization expenses......................................................     5,200
  Trustees' fees and expenses................................................................     4,200
  Federal registration fees..................................................................     1,954
  Insurance..................................................................................     1,744
  Other......................................................................................       250
                                                                                               --------
        Total expenses before waiver and reimbursement.......................................   164,292
        Fees waived by Manager...............................................................   (32,303)
        Expenses reimbursed by Manager.......................................................   (48,001)      83,988
                                                                                               --------     --------
Net investment loss..........................................................................                (10,686)
                                                                                                            --------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain from investment transactions...............................................                253,531
Net realized gains from foreign currency transactions (net of $2,799 capital gains tax
  withheld)..................................................................................                  1,440
Net increase in unrealized depreciation of investments during the period.....................                (37,913)
Net increase in unrealized appreciation from foreign currency................................                    194
                                                                                                            --------
        Net gain on investments..............................................................                217,252
                                                                                                            --------
Net increase in net assets resulting from operations.........................................               $206,566
                                                                                                            ========

                       STATEMENT OF CHANGES IN NET ASSETS
  FOR THE PERIOD MAY 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1995

Increase in net assets:
Operations:
  Net investment loss......................................................................  $  (10,686)
  Net realized gains from foreign currency transactions
    (net of $2,799 capital gains tax withheld).............................................       1,440
  Net realized gain from investment transactions...........................................     253,531
  Net increase in unrealized appreciation from foreign currency............................         194
  Net increase in unrealized depreciation of investments during the period.................     (37,913)
                                                                                             ----------
  Net increase in net assets resulting from operations.....................................     206,566
Increase in net assets from Fund share transactions (Note 2)...............................   9,762,993
                                                                                             ----------
Increase in net assets.....................................................................   9,969,559
Net assets, beginning of period (initial seed capital).....................................       1,000
                                                                                             ----------
Net assets, end of period..................................................................  $9,970,559
                                                                                             ==========

    The accompanying notes are an integral part of the financial statements.

                             A N N U A L R E P O R T

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                                          1995+*
                                                                                                          ------
NET ASSET VALUE, BEGINNING OF THE PERIOD............................................................      $20.00
                                                                                                          ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss(a)............................................................................        (.03)
  Net realized and unrealized gain on investments...................................................        0.82
                                                                                                          ------
Total from investment operations....................................................................        0.79
                                                                                                          ------
NET ASSET VALUE, END OF THE PERIOD..................................................................      $20.79
                                                                                                          ======
TOTAL RETURN (%)(C).................................................................................        3.95
RATIOS (%)/SUPPLEMENTAL DATA:
  Ratio of operating expenses, net, to average daily net assets(a)..................................        2.60(b)
  Ratio of net investment loss to average daily net assets..........................................       (0.33)(b)
  Portfolio turnover rate...........................................................................          61(b)
  Net assets, end of period (millions)..............................................................         $10

---------------

 * Per share amounts have been calculated using the monthly average share method.
 + For the period May 1, 1995 (commencement of operations) to October 31, 1995.
(a) Excludes management fees waived and expenses reimbursed by the Manager in fiscal 1995 of $.17 per share. The operating expense ratio including such items would be 5.09% (annualized).
(b) Annualized.
(c) Not annualized.

                             A N N U A L R E P O R T

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Series Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company consisting of four separate investment Portfolios, the Eagle International Equity Portfolio (the "Fund"), the Small Cap Stock Fund, the Value Equity Fund and the Growth Equity Fund. The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles. Financial statements for the Small Cap Stock Fund and the Value Equity Fund are presented separately.

     Security Valuation: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, the last bid price is used and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Securities that are quoted in a foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time the Fund calculates its daily net asset value per share. Although the Fund values its assets in U.S. dollars on a daily basis, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. Short term investments having a maturity of 60 days or less are valued at cost which, when combined with accrued interest included in interest receivable or discount earned, approximates market.

     Foreign Currency Transactions: The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investments which is due to change in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Net realized gain (loss) and unrealized appreciation (depreciation) from currency transactions include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

     Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price.

     Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

     Distribution of Net Realized Gains. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

     State Registration Expenses: State registration fees are amortized based either on the time period covered by the registration or as related shares are sold, whichever is appropriate for each state.

     Organization Expenses: Expenses incurred in connection with the formation of the Fund were deferred and are being amortized on a straight-line basis over 60 months from the date of commencement of operations.

     Capital Accounts: The Fund reports the undistributed net investment income
        (accumulated net investment loss) and accumulated net realized gain
        (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund. As a result, the net investment loss for the period ended October 31, 1995 has been charged to accumulated net realized gain.

     Other: Investment security transactions are accounted for on a trade date plus one basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                             A N N U A L R E P O R T

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)

Note 2: FUND SHARES. At October 31, 1995, there was an unlimited number of shares of beneficial interest of no par value authorized. Transactions in shares of the Fund for the period May 1, 1995 (commencement of operations) to October 31, 1995 were as follows:

                                                                                                SHARES      AMOUNT
                                                                                                -------   -----------
        Shares sold...........................................................................  493,157   $10,046,244
        Shares redeemed.......................................................................  (13,644)     (283,251)
                                                                                                -------   -----------
        Net increase..........................................................................  479,513   $ 9,762,993
                                                                                                          ===========
        Shares outstanding:
          Beginning of period (seed shares)...................................................       50
                                                                                                -------
          End of period.......................................................................  479,563
                                                                                                =======

Note 3: PURCHASES AND SALES OF SECURITIES. For the period May 1, 1995 (commencement of operations) to October 31, 1995, purchases and sales of investment securities (excluding repurchase agreements and short term obligations) aggregated $10,712,255 and $1,643,743, respectively.

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administration Agreement with Eagle Asset Management, Inc. ( the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 1.00% of the Fund's average daily net assets, computed daily and payable monthly. The agreement also provides for a reduction in such fees in any year to the extent that operating expenses of the Fund exceed applicable state expense limitations. Currently, the Manager has voluntarily agreed to waive its fee to the extent that Fund operating expenses exceed 2.60% on an annual basis of the Fund's average daily net assets. This agreement is more restrictive than any state expense limitation at the current level of net assets. Under the agreement, management fees waived and expenses reimbursed totaled $80,304 ($.17 per share) for the period ended October 31, 1995. If Fund expenses fall below the expense limitation agreed to by the Manager before the end of the year ending October 31, 1997, the Fund may be required to pay the Manager all or a portion of the waived management fees.

      The Manager has entered into an agreement with Martin Currie, Inc., a New
        York Corporation, (the "Subadviser") for the Subadviser to provide to the Fund investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for a fee payable by the Manager equal to .50% of average daily net assets on the first $100 million of assets and .40% thereafter without regard to any reduction due to the imposition of expense limitations.

      Heritage Asset Management, Inc. ("Heritage"), an affiliate of Eagle, is the Dividend Paying and Shareholder Servicing Agent for the Fund. Heritage also may provide certain administrative services for the Fund and may receive a fee from Eagle for performing these administrative services.

      Pursuant to a plan adopted in accordance with Rule 12b-1 of the Investment
        Company Act of 1940, as amended, the Fund paid Raymond James & Associates, Inc. (the "Distributor") a fee equal to 1.00% of average daily net assets for the services it provides in connection with the promotion and distribution of Fund shares. Such fee is accrued daily and payable monthly. The Manager, the Distributor, the Shareholder Servicing Agent are all wholly-owned subsidiaries of Raymond James Financial, Inc.

      Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income-Growth Trust, Heritage Income Trust and Heritage U.S. Government Income Fund, investment companies that also are advised by Heritage (collectively referred to as the Heritage funds). Each Trustee of the Heritage funds who is not an interested person of Heritage received an annual fee of $8,000 and an additional fee of $2,000 for each combined quarterly meeting of the Heritage funds attended. Trustees' fees and expenses are paid equally by each of the Heritage funds.

                             A N N U A L R E P O R T

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Heritage Series Trust and the
  Shareholders of Eagle International Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of Eagle International Equity Portfolio, including the investment portfolio, as of October 31, 1995, and the related statements of operations and changes in net assets, and the financial highlights for the period May 1, 1995 (commencement of operations) to October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle International Equity Portfolio, as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 1995 (commencement of operations) to October 31, 1995 in conformity with generally accepted accounting principles.

Boston, Massachusetts
November 29, 1995
                                                             Coopers & Lybrand


                             A N N U A L R E P O R T

INVESTMENT ADVISER                        EAGLE INTERNATIONAL EQUITY
                                                  PORTFOLIO
Eagle Asset Management, Inc.
P.O. Box 10520
St. Petersburg, FL 33733
(800) 237-3101

DISTRIBUTOR

Raymond James & Associates, Inc.
P.O. Box 12749
St. Petersburg, FL 33733
(813) 573-3800

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.                         ANNUAL REPORT






                                                October 31, 1995